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                                                                      Exhibit 23

                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 No. 333-47493, and Form S-8 Nos. 33-39719, 33-38720,
33-62658, 333-42353, 333-46469, 333-61279, 333-61281, 333-53702, 333-53704,
333-60564, 333-61389 and 333-89068 of Actuant Corporation of our reports dated September 25, 2002 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.




PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
November 18, 2002